UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

March 11, 2024
Date of Report (date of earliest event reported)

PLAYSTUDIOS, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39652	88-1802794
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10150 Covington Cross Drive, Las Vegas, Nevada		89144
(Address of Principal Executive Offices)		(Zip Code)
Registrant's telephone number, including area code: (725) 877-7000

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock	MYPS	Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	MYPSW	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 11, 2024, the Compensation Committee (the “Compensation Committee”) of the Board of the Directors of PLAYSTUDIOS, Inc. (the “Company”) approved grants of restricted stock units (“RSUs”) and performance stock units (“PSUs”) to certain of the Company’s officers, including Andrew Pascal, the Chairman and Chief Executive Officer of the Company, Scott Peterson, the Chief Financial Officer of the Company, and Joel Agena, the General Counsel of the Company, in the following amounts: (i) 208,334 RSUs vesting on February 15, 2025, 208,334 RSUs vesting on February 15, 2026, and 291,667 RSUs vesting on February 15, 2027, and 145,833 PSUs vesting on February 28, 2025 to Mr. Pascal; (ii) 40,000 immediately vested RSUs, 183,334 RSUs vesting on May 15, 2024, 250,001 RSUs vesting on May 15, 2025, 166,667 RSUs vesting on May 15, 2026, 166,667 RSUs vesting on May 15, 2027, and 83,333 PSUs vesting on February 28, 2025 to Mr. Peterson; and (iii) 25,000 immediately vested RSUs, 66,667 RSUs vesting on May 15, 2024, 125,000 RSUs vesting on May 15, 2025, 83,334 RSUs vesting on May 15, 2026, 83,334 RSUs vesting on May 15, 2027, and 41,666 PSUs vesting on February 28, 2025 to Mr. Agena, subject in each case to the recipient remaining an employee of the Company through the applicable vesting dates. Vesting of the PSUs granted to each of Mr. Pascal, Mr. Peterson, and Mr. Agena will be based on the Company’s achievement of certain financial performance targets for the fiscal year ending December 31, 2024, and the actual number of shares issuable under such awards upon vesting will range from 0% to 100% of the number of PSUs granted, based on the Company’s actual financial performance relative to such targets.
The foregoing description of the RSUs and PSUs is a summary only and does not describe all terms and conditions applicable to these awards. The description is subject to and qualified in its entirety by the terms of the form of Restricted Stock Unit Award Agreement, a copy of which is filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2021 (filed November 12, 2021), and the form of Performance Stock Unit Award Agreement, a copy of which is filed as Exhibit 10.24 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 (filed on March 12, 2024), each of which is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
(a)None
(b)None
(c)None
(d)Exhibits

Exhibit Number	Description
10.1^
Form of Restricted Stock Unit Award Agreement under 2021 Equity Incentive Plan (incorporated by reference to Exhibit 10.1 to Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2021, filed on November 12, 2021).

10.2^
Form of Performance Stock Unit Award Agreement under 2021 Equity Incentive Plan (incorporated by reference to Exhibit 10.24 to Annual Report on Form 10-K for the year ended December 31, 2023, filed on March 12, 2024).

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

^	Indicates management contract or compensatory plan

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: March 12, 2024

PLAYSTUDIOS, Inc.

By:	/s/ Scott Peterson
	Name:	Scott Peterson
	Title:	Chief Financial Officer